Supplement Dated June 1, 2000 to the
Quant Funds Prospectus Dated August 1, 1999


The section of the Prospectus entitled "Summary of Fees and Expenses on page 5 is hereby amended to add the following paragraph at the end of note (1):

     HOWEVER, Effective June 1, 2000, a 1.00% redemption fee will be imposed on redemptions from the Mid Cap Fund within the first 60 days after investment if the investment account was opened online through the use of the Quant funds web site. Unlike the deferred sales charge which is paid to U.S. Boston Capital Corporation, the funds' distributor, the 1.00% redemption fee collected from the redeemed shares of the Mid Cap Fund will be paid into the Mid Cap Fund.

The section of the Prospectus entitled "How to Invest" under the heading "Classes of Shares" on page 11 is hereby amended to add the following note (1) to the Mid Cap row of the deferred sales charge chart:

     (1) The deferred sales charge is not imposed on redemptions of Ordinary Shares of the Mid Cap Fund purchased on or after August 1, 1996, nor through reinvestment of dividends on shares purchased before such date, HOWEVER, Effective June 1, 2000, a 1.00% redemption fee will be imposed on redemptions from the Mid Cap Fund within the first 60 days after investment if the investment account was opened online through the use of the Quant funds web site. Unlike the deferred sales charge which is paid to U.S. Boston Capital Corporation, the funds' distributor, the 1.00% redemption fee collected from the redeemed shares of the Mid Cap Fund will be paid into the Mid Cap Fund.

The section of the Prospectus entitled "Distributor and Distribution Plan" under the heading "Ordinary Shares" on page 12 is hereby amended to add the following text as the first sentence:

     The minimum initial investment is $500.00 per fund for investments made though the Quant Funds website at http://www.quantfunds.com/ from June 1, 2000 though
     January 1, 2001.





(06/01/2000)